Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC. (the “Company”)

Frontier Netols Small Cap Value Fund

Institutional Class Shares (FNSVX)

Service Class Shares (FNVSX)

Class Y Shares (FNSYX)

Supplement dated September 7, 2017, to Prospectus Dated October 31, 2016, as previously supplemented on June 7, 2017 and August 25, 2017

On August 22, 2017, the Board of Directors (the “Board”) of the Company unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Frontier Netols Small Cap Value Fund (the “Acquired Fund”), a series of the Company, would be reorganized with and into Frontier Phocas Small Cap Value Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds” ), also a series of the Company (the “Reorganization”).

The Board met again on September 7, 2017, and determined to seek approval of the Acquired Fund shareholders prior to effecting the proposed Reorganization.  Accordingly, the Acquired Fund will not be reorganized into the Acquiring Fund on October 27, 2017 as previously announced.  Rather, shareholders of record will receive a Proxy Statement/Prospectus, which describes in detail the Reorganization, the Acquiring Fund and Agreement, and seeks their approval of the proposed Reorganization.  It is still expected that the Reorganization will be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended.  Accordingly, no gain or loss will be recognized by the Funds or their shareholders as a result of the Reorganization.  The Acquired Fund will make a distribution to its shareholders prior to the Reorganization, which may be taxable to shareholders who are not tax-exempt.  Assuming shareholders of the Acquired Fund approve the Agreement, the Reorganization is expected to close on or about November 17, 2017.

This supplement should be retained with the Prospectus for future reference.

The date of this Supplement is September 7, 2017.